PLEDGE AND SECURITY AGREEMENT

This PLEDGE AND SECURITY AGREEMENT (this “Agreement”) is dated March 13, 2020 by and between SUTTON HILL PROPERTIES, LLC, a Nevada limited liability company qualified to do business in New York, having its principal place of business at 5995 Sepulveda Boulevard, Suite 300, Culver City, California 90230 (the “Pledgor”) and VALLEY NATIONAL BANK, a national banking association at its offices at 1455 Valley Road, Wayne, New Jersey 07470 (the “Lender”).

1.    Pledge.  In consideration of the Lender’s extending credit and other financial accommodations to or for the benefit of the Pledgor, whether evidenced by notes or not, the Pledgor hereby grants to the Lender a security interest in, a lien on and pledge and assignment of the Collateral (as hereinafter defined).  The security interest granted by this Agreement is given to and shall be held by the Lender as security for the payment and performance of all Obligations (as hereinafter defined), including without limitation, all amounts due and owing to the Lender and all obligations respecting that certain Consolidated, Amended and Restated Mortgage Promissory Note dated of even date herewith made by the Pledgor in favor of the Lender in the original principal amount of $25,000,000.00 (the “Note”) and that certain Amended and Restated Mortgage and Security Agreement dated of even date herewith made by the Pledgor in favor of the Lender in the original principal amount of $25,000,000.00 (the “Mortgage” and, along with the Note and all other agreements, documents, certificates and instruments delivered in connection therewith, collectively, the “Loan Documents”), and any substitutions, modifications, extensions or amendments to any of the Loan Documents.  The Lender shall have the unrestricted right from time to time to apply (or to change any application already made of) the proceeds of any of the Collateral to any of the Obligations, as the Lender in its sole discretion may determine.

2.    Definitions.  The following definitions shall apply:

(a)    “Code” shall mean the Uniform Commercial Code in effect in New York, as amended from time to time.

(b)    “Collateral” shall mean all the Pledgor’s present and future right, title and interest in and to any and all of the property listed on Schedule A attached hereto, any additional property which may at any time and from time to time be delivered by or on behalf of the Pledgor to the Lender to be held pursuant to this Agreement, all books, records, and papers relating to the foregoing, and all proceeds of the foregoing, including, without limitation, all deposit accounts and all cash, securities, instruments, promissory notes or other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any of or all of the foregoing.

(c)    “Event of Default” shall mean the occurrence of any one or more of the following events:  (i) default beyond the expiration of any applicable grace, notice or cure periods of any liability, obligation, covenant or undertaking of the Pledgor or any guarantor of the Obligations to the Lender, hereunder or otherwise, including, without limitation, failure to pay in full and when due any installment of principal or interest or default of the Pledgor or any guarantor of the Obligations under any other Loan Document or any other agreement with the Lender; (ii)

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failure beyond the expiration of any applicable grace, notice or cure periods of the Pledgor or any guarantor of the Obligations to maintain aggregate collateral security value reasonably satisfactory to the Lender; (iii) default beyond the expiration of any applicable grace, notice or cure periods of any material liability, obligation or undertaking of the Pledgor or any guarantor of the Obligations to any other party; (iv) if any statement, representation or warranty heretofore, now or hereafter made by the Pledgor or any guarantor of the Obligations in connection with this Agreement or in any supporting financial statement of the Pledgor or any guarantor of the Obligations shall be determined by the Lender to have been false or misleading in any material respect when made; (v) if the Pledgor or any guarantor of the Obligations is a corporation, trust, partnership or limited liability company, the liquidation, termination or dissolution of any such organization, or the merger or consolidation of such organization into another entity, or its ceasing to carry on actively its present business or the appointment of a receiver for its property; (vi) the death of the Pledgor or any guarantor of the Obligations and, if the Pledgor or any guarantor of the Obligations is a partnership or limited liability company, the death of any partner or member; (vii) the institution by or against the Pledgor or any guarantor of the Obligations of any proceedings under the Bankruptcy Code 11 USC §101 et seq. or any other law in which the Pledgor or any guarantor of the Obligations is alleged to be insolvent or unable to pay its debts as they mature, provided, however, that Pledgor or any such guarantor shall have sixty (60) days to obtain a court order dismissing any bankruptcy or insolvency proceeding that is filed without consent of the Pledgor or any such guarantor, or the making by the Pledgor or any guarantor of the Obligations of an assignment for the benefit of creditors or the granting by the Pledgor or any guarantor of the Obligations of a trust mortgage for the benefit of creditors; (viii) the service upon the Lender of a writ in which the Lender is named as trustee of the Pledgor or any guarantor of the Obligations; (ix) a judgment or judgments for the payment of money shall be rendered against the Pledgor or any guarantor of the Obligations, and any such judgment shall remain unsatisfied and in effect for any period of thirty (30) consecutive days without a stay of execution; (x) any levy, lien (including mechanics lien), seizure, attachment, execution or similar process shall be issued or levied on any of the property of the Pledgor or any guarantor of the Obligations, which is not, within thirty (30) days of such seizure, issuance, levy or imposition, released, discharged or fully bonded to the reasonable satisfaction of Lender; (xi) the termination or revocation of any guaranty of the Obligations; or (xii) the occurrence of such a change in the condition or affairs (financial or otherwise) of the Pledgor or any guarantor of the Obligations, or the occurrence of any other event or circumstance, such that the Lender, in its sole discretion, reasonably exercised, deems that it is insecure or that the prospects for timely or full payment or performance of any obligation of the Pledgor or any guarantor of the Obligations to the Lender has been or may be impaired.

(d)    “Lender Affiliate” shall mean any “Affiliate” of the Lender or any lender acting as a participant under any loan arrangement between the Lender and the Borrower(s).  The term “Affiliate” shall mean with respect to any person, (a) any person which, directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such person, or (b) any person who is a director or officer (i) of such person, (ii) of any subsidiary of such person, or (iii) any person described in clause (a) above.  For purposes of this definition, control of a person shall mean the power, direct or indirect, (x) to vote 5% or more of the Capital Stock having ordinary voting power for the election of directors (or comparable equivalent) of such person, or (y) to direct or cause the direction of the management and policies of such person whether by contract or otherwise.  Control may be by ownership, contract, or otherwise.

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(e)    Intentionally omitted.

(f)    “Obligation(s)” shall include without limitation all loans, advances, indebtedness, notes, liabilities and amounts, liquidated or unliquidated, owing by the Pledgor to the Lender at any time, of each and every kind, nature and description, whether arising under this Agreement, any of the Loan Documents or otherwise, and whether secured or unsecured, direct or indirect (that is, whether the same are due directly by the Pledgor to the Lender; or are due indirectly by the Pledgor to the Lender as endorser, guarantor or other surety, or as obligor of obligations due third persons which have been endorsed or assigned to the Lender, or otherwise), absolute or contingent, due or to become due, now existing or hereafter contracted, including, without limitation, payment when due of all amounts outstanding respecting any of the Loan Documents.  Said term shall also include all interest and other charges chargeable to the Pledgor or due from the Pledgor to the Lender from time to time and all costs and expenses referred to in this Agreement.

(g)    “Person” or “party” shall include individuals, partnerships, corporations, limited liability companies and all other entities.

All words and terms used in this Agreement other than those specifically defined herein shall have the meanings accorded to them in the Code.

3.    Costs and Expenses.  The Pledgor shall pay to the Lender within ten (10) days after demand any and all costs and expenses (including, without limitation, reasonable attorneys’ fees and disbursements, court costs, litigation and other expenses) incurred or paid by the Lender in establishing, maintaining, protecting or enforcing any of the Lender’s rights or the Obligations, including, without limitation, any and all such costs and expenses incurred or paid by the Lender in defending the Lender’s security interest in, title or right to the Collateral or in collecting or attempting to collect or enforcing or attempting to enforce payment of the Obligations.

4.    Affirmative Covenants.  The Pledgor shall:  (a) keep the Collateral free and clear of all liens, encumbrances, attachments, security interests, pledges and charges (other than with respect to real estate taxes not yet due and payable) except in favor of the Lender; (b) deliver to the Lender, if and when received by the Pledgor, any item representing or constituting any of the Collateral, including, without limitation, all cash dividends, all promissory notes, certificates of deposit, passbooks and instruments and all stock certificates whether now existing or hereafter received as a result of any stock dividends, stock splits or otherwise; and (c) not exercise any right with respect to the Collateral which would dilute or adversely affect the Lender’s rights in the Collateral.

5.    Power of Attorney.  The Pledgor hereby irrevocably constitutes and appoints the Lender as the Pledgor’s true and lawful attorney, with full power of substitution at the sole cost and expense of the Pledgor but for the sole benefit of the Lender, to endorse in favor of the Lender any of the Collateral; execute and deliver instruments of assignment and/or orders for withdrawal; cause the transfer of any of the Collateral in such name as the Lender may, from time to time, determine; cause the issuance of certificates for book entry and/or uncertificated securities; provide notification in connection with book entry securities or general intangibles and/or provide instructions to the issuers of uncertificated securities or securities intermediaries,

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as necessary; to renew, extend or roll over any Collateral; and make demand and initiate actions to enforce any of the Obligations.  The Lender may take such action with respect to the Collateral as the Lender may reasonably determine to be necessary to protect and preserve its interests in the Collateral.  The Lender shall also have and may exercise at any time all rights, remedies, powers, privileges and discretion of the Pledgor with respect to and under the Collateral, provided, however, the Lender shall have no right until an Event of Default has occurred to exercise any voting rights available to the Pledgor at any time the Collateral is held by the Lender solely as pledgee hereunder.  Except as limited above, all the rights, remedies, powers, privileges and discretion included in this paragraph may be exercised by the Lender whether or not any of the Obligations are then due and whether or not an Event of Default has occurred.  All powers conferred upon Lender by this Agreement, being coupled with an interest, shall be irrevocable until this Agreement terminates in accordance with its terms, all Obligations are irrevocably paid in full and the Collateral is released.  The power of attorney shall not be affected by subsequent disability or incapacity of the Pledgor.  The Lender shall not be liable for any act or omission to act pursuant to this Paragraph except for any act or omission to act which is caused by the Lender’s gross negligence or willful misconduct.

6.    Further Assurances.  The Pledgor will from time to time execute and deliver to the Lender such documents, and take or cause to be taken, all such other further action, as the Lender may request in order to effect and confirm or vest more securely in the Lender all rights contemplated by this Agreement (including, without limitation, to correct clerical errors) or to vest more fully in, or assure to the Lender the security interest in, the Collateral or to comply with applicable statute or law.  To the extent permitted by applicable law, the Pledgor authorizes the Lender to file financing statements, continuation statements or amendments, and any such financing statements, continuation statements or amendments may be filed at any time in any jurisdiction.  The Lender may at any time and from time to time file financing statements, continuation statements and amendments thereto which contain any information required by Article 9 of the Code for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether the Pledgor is an organization, the type of organization and any organization identification number issued to the Pledgor.  The Pledgor agrees to furnish any such information to the Lender promptly upon request.  In addition, the Pledgor shall at any time and from time to time take such steps as the Lender may reasonably request for the Lender (i) to obtain an acknowledgment, in form and substance satisfactory to the Lender, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for the Lender, (ii) to obtain “control” of any Collateral comprised of investment property or deposit accounts (as such terms are defined in the Code), with any agreements establishing control to be in form and substance satisfactory to the Lender, and (iii) otherwise to insure the continued perfection and priority of the Lender’s security interest in any of the Collateral and the preservation of its rights therein.  The Pledgor hereby constitutes the Lender its attorney-in-fact to execute and file all filings required or so requested for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed;  and such power, being coupled with an interest, shall be irrevocable until this Agreement terminates in accordance with its terms, all Obligations are irrevocably paid in full and the Collateral is released.

7.    Default.  If an Event of Default shall occur, at the election of the Lender, all Obligations shall become immediately due and payable without notice or demand, except with

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respect to Obligations payable on demand, which shall be due and payable on demand, whether or not an Event of Default has occurred.

The Lender is hereby authorized, at its election, after an Event of Default or after demand, without any further demand or notice except to such extent as notice may be required by applicable law, to sell or otherwise dispose of all or any of the Collateral at public or private sale and/or enforce and collect the Collateral (including, without limitation, the liquidation of deposit accounts, debt instruments or securities and the exercise of conversion rights with respect to convertible securities, whether or not such instruments or securities have matured and whether or not any penalties or other charges are imposed on account of such action); and the Lender may also exercise any and all other rights and remedies of a secured party under the Code or which are otherwise accorded to it by applicable law, all as the Lender may determine.  If notice of a sale or other action by the Lender is required by applicable law, the Pledgor agrees that ten (10) days’ written notice to the Pledgor, or the shortest period of written notice permitted by law, whichever is longer, shall be sufficient notice; and that to the extent permitted by law, the Lender, its officers, attorneys and agents may bid and become purchasers at any such sale, if public, and may purchase at any private sale any of the Collateral that is of a type customarily sold on a recognized market or which is the subject of widely distributed standard price quotations.  Any sale (public or private) shall be free from any right of redemption, which the Pledgor hereby waives and releases.  No purchaser at any sale (public or private) shall be responsible for the application of the purchase money.  Any balance of the net proceeds of sale remaining after paying all Obligations of the Pledgor to the Lender shall be returned to the Pledgor or to such other party as may be legally entitled thereto; and if there is a deficiency, the Pledgor shall be responsible for the same, with interest.  The Pledgor acknowledges that any exercise by the Lender of the Lender’s rights upon default may be subject to compliance by the Lender with any statute, regulation, ordinance, directive or order of any Federal, state, municipal or other governmental authority, and may impose, without limitation, any of the foregoing restricting the sale of securities.  The Lender, in its sole discretion at any such sale, may restrict the prospective bidders or purchasers as to their number, nature of business and investment intentions, and may impose, without limitation, a requirement that the persons making such purchases represent and agree, to the satisfaction of the Lender, that they are purchasing the Collateral for their own account, for investment, and not with a view to the distribution or resale thereof.  The proceeds of any collection or of any sale or disposition of the Collateral held pursuant to this Agreement shall be applied towards the Obligations in such order and manner as the Lender determines in its sole discretion, any statute, custom or usage to the contrary notwithstanding.

8.    Safe Custody and Exclusivity.  The Lender shall have no duty as to the Collateral or protection of the Collateral or any income or distribution thereon, beyond the safe custody of such of the Collateral as may come into the possession of the Lender, and shall have no duty as to the preservation of rights against prior parties or any other rights pertaining thereto.  The Lender’s Rights and Remedies (as defined herein) may be exercised without resort or regard to any other source of satisfaction of the Obligations.

9.    Waivers.  The Pledgor waives notice of intent to accelerate, notice of acceleration, notice of nonpayment, demand, presentment, protest or notice of protest of the Obligations, and all other notices, consents to any renewals or extensions of time of payment thereof, and generally waives any and all suretyship defenses and defenses in the nature thereof.  No course

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of dealing and no delay or omission of the Lender in exercising or enforcing any of its rights, powers, privileges, remedies, immunities or discretion (all of which are hereinafter collectively referred to as the “Lender’s Rights and Remedies”) hereunder or under applicable law shall constitute a waiver thereof; and no waiver by the Lender of any default of the Pledgor hereunder or of any demand hereunder shall operate as a waiver of any other default hereunder or any other demand hereunder.  No term or provision hereof shall be waived, altered or modified except with the prior written consent of the Lender, which consent makes explicit reference to this Agreement.  Except as provided in the preceding sentence, no other agreement or transaction, of whatsoever nature, entered into between the Lender and the Pledgor at any time (whether before, during or after the effective date or tern’ of this Agreement) shall be construed in any particular way as a waiver, modification or limitation of any of the Lender’s Rights and Remedies under this Agreement (nor shall anything in this Agreement be construed as a waiver, modification or limitation of any of the Lender’s Rights and Remedies under any such other agreement or transaction) but all the Lender’s Rights and Remedies not only under the provisions of this Agreement but also under any such other agreement or transaction shall be cumulative and not alternative or exclusive, and may be exercised by the Lender at such time or times and in such order of preference as the Lender in its sole discretion may determine.

10.    Severability.  If any provision of this Agreement or portion of such provision or the application thereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Agreement (or the remainder of such provision) and the application thereof to other persons or circumstances shall not be affected thereby.

11.    Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute but one agreement.

12.    Complete Agreement.  This Agreement and the other Loan Documents constitute the entire agreement and understanding between and among the parties hereto relating to the subject matter hereof, and supersedes, all prior proposals, negotiations, agreements and understandings among the parties hereto with respect to such subject matter.

13.    Binding Effect of Agreement.  This Agreement shall be binding upon and inure to the benefit of the respective heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto, and shall remain in full force and effect (and the Lender shall be entitled to rely thereon) until released in writing by the Lender.  The Lender may transfer and assign this Agreement and deliver the Collateral to the assignee, who shall thereupon have all of the Lender’s Rights and Remedies; and the Lender shall then be relieved and discharged of any responsibility or liability with respect to this Agreement and the Collateral.  Except as expressly provided herein or in the other Loan Documents, nothing, expressed or implied, is intended to confer upon any party, other than the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

14.    Notices.  Any notices under or pursuant to this Agreement shall be deemed duly received and effective if delivered in hand to any officer or agent of the Pledgor or Lender, or if mailed by registered or certified mail, return receipt requested, addressed to the Pledgor or Lender at the address set forth in this Agreement or as any party may from time to time designate by written notice to the other party.

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15.    Governing Law.  This Agreement shall be governed by the laws of the State of New York.

16.    JURY WAIVER.  THE PLEDGOR AND LENDER (BY ITS ACCEPTANCE HEREOF) EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AND AFTER AN OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL, (A) WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN CONNECTION WITH THIS AGREEMENT, THE OBLIGATIONS, ALL MATTERS CONTEMPLATED HEREBY AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND (B) AGREE NOT TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CAN NOT BE, OR HAS NOT BEEN WAIVED.  THE PLEDGOR CERTIFIES THAT NEITHER THE LENDER NOR ANY OF ITS REPRESENTATIVES, AGENTS OR COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT IN THE EVENT OF ANY SUCH PROCEEDING SEEK TO ENFORCE THIS WAIVER OF RIGHT TO TRIAL BY JURY.

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Executed and dated this _______ day of March, 2020.

, a Nevada limited liability company qualified to do business in New York Citadel Cinemas, Inc., a Nevada corporation, its Manager /s/ [Name] Name: Title:

PLEDGOR:

SUTTON HILL PROPERTIES, LLC,
a Nevada limited liability company
qualified to do business in New York

By:Citadel Cinemas, Inc.,
a Nevada corporation,
its Manager

By:    /s/ Gilbert Avanes
Name: Gilbert Avanes
Title: Chief Financial Officer and Treasurer

UNIFORM FORM CERTIFICATE OF ACKNOWLEDGMENT
(Outside of New York State)

State, District of Columbia, Territory, Possession, or Foreign Country

State of	)
) ss:
County of	)

On the _______ day of March in the year 2020 before me, the undersigned, personally appeared Gilbert Avanes personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is(are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument, and that such individual(s) made such appearance before the undersigned in the ______________________________________________________
(insert city or other political subdivision and state or country or other place the acknowledgment was taken).

(signature and office of individual taking acknowledgment)

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CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT CIVIL CODE § 1189

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

)
State of California) County of )

On ___________________ before me, /s/ Michael James Conroy “as Notary Public”,

DateHere Insert Name and Title of the Officer

personally appeared /s/ Gilbert Avanes

Name(s) of Signer(s)

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature /s/ Michael James Conroy

Signature of Notary Public

Place Notary Seal Above
 OPTIONAL
Though this section is optional, completing this information can deter alteration of the document or fraudulent reattachment of this form to an unintended document.

Description of Attached Document

Title or Type of Document:  _____________________ Document Date:  __________________________

Number of Pages:  ______ Signer(s) Other Than Named Above:  _______________________________

Capacity(ies) Claimed by Signer(s)

Signer’s Name:  _________________________

☐ Corporate Officer — Title(s):  ______________

☐ Partner — ☐ Limited ☐ General

☐ Individual☐ Attorney in Fact

☐ Trustee☐ Guardian or Conservator

☐ Other:  ______________________________

Signer Is Representing:  ____________________

_____________________________________

Signer’s Name:  _________________________

☐ Corporate Officer — Title(s):  ______________

☐ Partner — ☐ Limited ☐ General

☐ Individual☐ Attorney in Fact

☐ Trustee☐ Guardian or Conservator

☐ Other:  ______________________________

Signer Is Representing:  ____________________

_____________________________________

©2014 National Notary Association • www.NationalNotary.org • 1-800-US NOTARY (1-800-876-6827) Item #5907

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schedule a

Pledged Collateral

1.    Account No. [Redacted] with the Lender, plus all interest, if any, which accrues thereon.

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